UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 14, 2005

Kendle International Inc.
(Exact name of registrant as specified in charter)

Ohio	000-23019	31-1274091
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

441 Vine Street, Suite 1200, Cincinnati, Ohio 45202
(Address of principal executive offices)

(513) 381-5500
(Registrant’s telephone number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On February 14, 2005, Kendle International Inc. (the “Company”) held a Webcast and conference call discussing the results of operations and financial condition for its fourth quarter and year ended December 31, 2004, which were publicly disseminated by a press release on the morning of February 14, 2005 (the “Earnings Release”) and subsequently furnished to the Securities and Exchange Commission (the “Commission”) on a Current Report on Form 8-K. A transcript of the call is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

        In reviewing the Earnings Release during the conference call, the Company disclosed results of operations in accordance with generally accepted accounting principles (“GAAP”) and also disclosed net income for the year ended December 31, 2004 adjusted for employee severance costs related to a workforce realignment and a gain on the partial early extinguishment of debt. Additionally, the Company disclosed results of operations and net income (loss) for the three and twelve month periods ended December 31, 2003 in accordance with GAAP and as adjusted for the following: employee severance costs associated with workforce realignment plans recorded in the first and third quarters of 2003, an investment impairment charge and a gain on the partial early extinguishment of debt. The Company’s management believes that disclosing the Company’s financial results using these non-GAAP financial measures is useful to investors because these non-GAAP financial measures provide investors with a basis for comparing the Company’s fourth quarter 2004 and year-to-date financial results to its financial results from prior periods. In addition, the Company’s management believes that the use of net income (loss) adjusted for the items discussed above provides investors with information that is not otherwise available in, and could not be derived from, the Company’s financial statements due to differences in tax effects between jurisdictions in which the charges were incurred. Finally, net income (loss) adjusted for the items discussed above is the basis upon which management reports to the Company’s Board of Directors and represents the measure by which management believes is most used by analysts and investors following the Company.

        The information under this caption, “Item 2.02 – Results of Operations and Financial Condition”, including information in any related exhibits, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. This transcript is being furnished by the Company because the Webcast and conference call took place prior to the time the Earnings Release was furnished to the Commission on a Current Report on Form 8-K.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description
99.1	Transcript of a Conference Call Hosted by Kendle International Inc. on February 14, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2005	Kendle International Inc. /s/Karl Brenkert III —————————————— Karl Brenkert III Senior Vice President - Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Transcript of a Conference Call Hosted by Kendle International Inc. on February 14, 2005